Note 13 - Income Taxes - Rate Reconciliation of Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Federal tax benefit at statutory rate	21.00%	21.00%
State tax, net of federal benefit	6.30%	8.00%
Change in convertible debt	52.80%	(8.60%)
Research & Development credit	17.10%	1.20%
Change in valuation allowance	(95.90%)	(15.80%)
Share-based compensation	(1.00%)	0.00%
Other	(0.30%)	(5.80%)
Total provision	0.00%	0.00%